SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549
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                                FORM 8-K

                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      February 3, 2006
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                    JOHN B. SANFILIPPO & SON, INC.
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        (Exact Name of Registrant as Specified in its Charter)

Delaware                            0-19681             36-2419677
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(State or Other Jurisdiction       (Commission         (IRS Employer
   of Incorporation)               File Number)    Identification No.)

2299 Busse Road, Elk Grove Village, Illinois                60007
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code       847-593-2300
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(Former Name or Former Address, if Changed Since Last Report)


John B. Sanfilippo & Son, Inc. (the "Registrant") submits the following information:


ITEM 2.02. Results of Operations and Financial Condition
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On February 3, 2006, the Registrant issued a press release regarding its financial results for the second quarter and twenty-six weeks ended December 29, 2005. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


ITEM 9.01.  Financial Statements and Exhibits
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(c)  Exhibits

     The exhibits furnished herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.


                              SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       JOHN B. SANFILIPPO & SON, INC.

Date: February 6, 2006                   By: /s/ Michael J. Valentine
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                                           Michael J. Valentine
                                           Executive Vice President Finance,
                                           Chief Financial Officer and
                                           Corporate Secretary


                        EXHIBIT INDEX
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Exhibit
Number     Description
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99.1       Press Release dated February 3, 2006